Exhibit 99.2

Investor Day 2010B September 14, 2010

2  Cautionary Statement  Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This slide presentation, as well as our accompanying oral remarks, contain numerous “forward-looking statements” regarding our operations for 2010 and subsequent fiscal years, the expected impact on our business of healthcare reform, future opportunities for growth and expansion, accounting estimates related to our MMIS business, financial guidance for fiscal year 2010, and various other matters.   All of our forward-looking statements are subject to numerous risks, uncertainties, and other factors that could cause our actual results to differ materially. Anyone viewing or listening to this presentation is urged to read the risk factors and cautionary statements found under Item 1A in our 2009 Annual Report on Form 10-K filed on March 16, 2010, our first quarter 2010 Quarterly Report filed on May 10, 2010, our second quarter 2010 Quarterly Report filed on August 4th, 2010 and the risk factors and cautionary statements found in our other reports and filings with the Securities and Exchange Commission and available for viewing on its website at www.sec.gov.  Except to the extent otherwise required by federal securities laws, we do not undertake to address or update forward-looking statements in future filings or communications regarding our business or operating results.

Agenda

3

Time	Topic	Speaker
12:30pm-12:35pm	Opening Remarks	Juan José Orellana, VP Investor Relations J. Mario Molina, MD, Chief Executive Officer (video)
12:35pm-1:10pm	Business Overview	John Molina, Chief Financial Officer
1:10pm-1:30pm	Panel 1 Q&A	
1:30pm-1:40pm	Coffee Break	
1:40pm-2:15pm	Operational Update	Terry Bayer, Chief Operating Officer
2:15pm-2:40pm	The New 16 Million	Jean Glossa, MD, Medical Director
2:40pm-3:00pm	Panel 2 Q&A	
3:00pm-3:30pm	MMS – Accounting Update	Joseph White, Chief Accounting Officer
3:30pm-4:00pm	2010 Financial Update	John Molina, Chief Financial Officer
4:00pm-4:15pm	Panel 3 Q&A	
4:15pm	End of Program	

© 2010 Molina Healthcare, Inc.

Business Overview John Molina Chief Financial Officer

Fee-based fiscal agent services, business process outsourcing, and care and utilization management Non-risk, fee business with higher margins and no regulatory capital requirement   Who We Are  5  No other company in the Medicaid space can do all three  Medicaid Managed Care   Medicaid Health Information Mgmt  Healthcare Direct Delivery  We are a multi-state healthcare organization with flexible care delivery systems focused exclusively on government-sponsored healthcare programs for low income families and individuals   Company owned or company operated primary care community clinics Provide high quality patient care in selected geographies  Risk-based health plan outsourcing for Medicaid and other government programs (includes risk medical management)

6  Our Strategy  2. Leverage our core  business: Strengthen operational performance Leverage group scale and competence  1. Expand the business: Increased market penetration in existing markets Strategic acquisitions Entry into new markets or programs (risk & fee based) (Gp:)     3. Strive for operational excellence: Quality & accreditation Customer service Administrative cost control Technology  Delivering value to state Medicaid Agencies  4. Maintain flexible capital structure to support future growth

Business Footprint 7 Managed care Fiscal intermediary The systems being designed by Molina Medicaid Solutions for the state of Maine went “live” on September 1, 2010. Molina Healthcare closed the Abri acquisition in Wisconsin on September 1, 2010. Managed Care Members as of 6/30/2010, except WI enrollment as of 9/1/2010. Source: CMS “Medicaid Managed Care Enrollment as of June 30, 2008” report; Molina Managed Care enrollment as of 6/30/2010. Strong market presence in states with large and growing Medicaid populations Direct delivery Medicaid Market Rank (by number of eligibles) Managed Care Members 3 Managed Care Market Share 4 CA 1 348k 10% TX 3 42k 2% FL 4 54k 4% OH 7 234k 18% MI 8 226k 17% WA 16 346k 40% WI 18 29k n/a MO 20 78k 10% NM 30 93k 32% UT 39 77k 43% The systems being designed by Molina Medicaid Solutions for the state of Maine went “live” on September 1, 2010. Molina Healthcare closed the Abri acquisition in Wisconsin on September 1, 2010. Managed Care Members as of 6/30/2010, except WI enrollment as of 9/1/2010. Source: CMS “Medicaid Managed Care Enrollment as of June 30, 2008” report; Molina Managed Care enrollment as of 6/30/2010. Currently Serve 1.5 Million Managed Care Beneficiaries

8 Second Quarter Results Earnings per diluted share of $0.41Premium revenues of $977M, up 6% over 2nd quarter 2009 Operating income of $21M, up 9% over 2nd quarter 2009 Quarterly cash provided by operating activities of $52M Includes May and June results for Molina Medicaid Solutions 130,000 new members enrolled since the second quarter 2009Highlights

Proven Expansion Capabilities  9  “Greenfield”  California Florida Ohio Texas Medicare  Managed Care  Acquisitions  California Florida Michigan Missouri New Mexico Texas Washington Wisconsin   Unisys HIM (Florida, Idaho, Louisiana, Maine, New Jersey, West Virginia)  MMIS Market Entry  California Washington Virginia  Direct Delivery Expansions  We have successfully expanded our business through acquisitions and the start-up of new operations.

Geographic Diversification  10  Molina enters 5 new states through its acquisition of Unisys HIM, and Wisconsin through its acquisition of Abri Health Plan.  Molina acquires Mercy Care Plus and begins operations in Missouri as Molina Healthcare of Missouri  Molina begins serving delivering healthcare through 3 county owned facilities in Virginia  Molina Healthcare of Texas is established and begins service in Harris and Bexar counties.  Molina begins serving communities across Ohio as Molina Healthcare of Ohio.  Managed care  Fiscal Intermediary  Molina Healthcare of Florida is established and begins service in select counties  *Based on the Company’s guidance issued on September 14, 2010.  2005  2006  2007  2008  2009  2010E  Total membership  .9M 1.1M  1.1M  1.3M  1.5M  1.6M*  Total revenue  $1.7B  $2.0B  $2.5B  $3.1B  $3.7B $4.0B* Total number of states  7  8  9  10  10  16

11 Health Plan Update

12 Business Snapshot – Health Plans  12  Health Plan Markets and members served – Q2 2010  Washington 346,000  California 348,000  New Mexico 93,000  Utah 77,000  Texas 42,000  Missouri 78,000  Michigan 226,000  Ohio 234,000  Florida 54,000  Managed care membership growth (in thousands)  Managed care membership profile (Gp:) 87% (Gp:) TANF   8%  5%  AGED, BLIND& DISABLED  MEDICARE 1% (Gp:) 86% (Gp:) TANF   8%  5%  CHIP  Molina Healthcare closed the Abri Health Plan acquisition in Wisconsin on September 1, 2010.  Abri Health Plan is a provider of Medicaid managed care services to BadgerCare Plus and SSI Managed Care enrollees in Wisconsin. Membership is as of September 1, 2010.  Wisconsin1 29,000  Managed care markets

13 New Contracts for Texas 13 CHIP RSA Contract began September 1, 2010˜ 64,000 members already enrolled Tentative STAR+PLUS contract award in the Dallas Service Area (7 counties) Contract effective Q1 2011 Molina Healthcare of Texas Medicaid Service Area STAR+PLUS Dallas service area Collin Dallas Ellis Navarro Hunt Kaufman Rockwall Collin Dallas Atascosa Bexar Comal Duval Ellis Guadalupe Jim Hogg Medina Navarro Webb Wilson Zapata Brazoria Fort Bend Galveston Harris Hunt Kaufman Montgomery Rockwall Waller Molina CHIP RSA service area The additional scale offered by the expansion of our CHIP and STAR+PLUS programs in the state will enable us to achieve greater administrative efficiency and enhance provider contracting.

Molina Enters Wisconsin Medicaid Market  Molina Healthcare closed the Abri Health Plan acquisition in Wisconsin on September 1, 2010 Abri provides entry into a new market Contributes to revenue diversification Platform for enrollment growth in Southeast Wisconsin (250K eligibles)  Highly fragmented Medicaid market New contract began September 1, 2010 (29,000 members already enrolled)  14

Trends in Medicaid Managed Care 15 ABD expansion State budgets under pressure Growth in populations that are harder to manage Consolidation Preparation for Healthcare Reform (2014)

16 Getting Ready for 2014

Healthcare Reform Will Drive Significant Growth  17  59M  2014-2018  2010  2019  16M  75M  Medicaid Expansion  Embarking on one of the biggest Medicaid expansions in years – the Patient Protection & Affordable Care Act (PPACA) raises eligibility to 133% of the federal poverty level in 2014  Estimated Medicaid Expenditures (2010-2019) (in billions)  Estimated Enrollment Growth (2010-2019)  Molina is well positioned to capture additional enrollment with its presence in three of the largest Medicaid markets (CA, FL & TX)  $434B Additional Medicaid Expenditures 2010-2019  1  2  Sources: 1. CMS, Congressional Budget Office; does not include organic population growth. 2.CMS, Estimated Financial Effects of the “Patient Protection and Affordable Care Act,” as amended, April 2010

Industry Level Implications  18  Accelerated Enrollment Growth  Provider  Capacity  Constraints 2  Eligibility & Exchange Coordination  Rising Medicaid Expenditures  Medicaid population has grown by 1.7% in the last 3 years, but it is expected to grow by 27% between 2014-2019.  Only 30 percent of US doctors practice primary care. Nearly 65 million people live in areas designated as having a shortage of primary care physicians.  States are attempting to meet Medicaid budget reduction targets while at the same time spending on healthcare reform implementation.  Eligibility and benefit coordination will require significant investments in IT infrastructure.  volume   access   IT demand   managed care    CMS, Congressional Budget Office http://www.boston.com/news/health/articles/2010/03/29/health_care_overhaul_could_strain_shortage_of_primary_care_doctors/ 1

Medicaid Highlights: PPACA Implementation

19

	2010	2011	2012	2013	2014-2018	2019+
Medicaid Changes at a Glance [1]	▪Passage of comprehensive health reform into law ▪MACPAC authority expanded to review Medicaid payment policies	▪Increasing reimbursement to primary care ▪Medicaid programs prohibited from paying for "never events"	▪Reducing avoidable hospital readmissions	▪Medicaid payment rates to primary care physicians no less than 100% of Medicare rates	▪Opening of health insurance exchanges (2014) ▪Medicaid eligibility increases to 133% of FPL (2014), includes childless adults ▪Health insurance provider fee based on industry market share (2014) ▪New benchmark benefit package ▪Medicaid and CHIP enrollment simplification with state exchanges	
Policy and regulatory considerations	▪Regulatory uncertainty ▪State budget shortfalls may force reductions not subject to MOE ▪States consider pilot programs re: coordinated care, quality, payment reform, ACOs, community health centers	▪State legislative and regulatory activity to set up exchanges and implement reforms ▪Focus on integration: primary, acute, LTC, and mental health	▪Encourage physicians to join accountable care organizations ▪Reducing avoidable hospital readmissions		▪Working out any kinks in implementation; many new state laws and regulations ▪Increased FMAP for CHIP ease state burden for covering children	▪New steady state ▪Program evaluations to Congress, HHS, state legislatures may show whether goals have been achieved. If not, more changes ahead

Source: Excerpts from: Affordable healthcare for America. Committees on Ways & Means, Energy and Commerce, and Education & Labor . Aprill 2, 2010

MOLINA HEALTHCARE

© 2010 Molina Healthcare, Inc.

Health Status  20  Many uninsured adults at or below 133% FPL face health problems that may worsen due to lack of coverage.  *Among those with a chronic condition. Source:  Kaiser Family Foundation, “Expanding Medicaid: Coverage for Low-Income Adults under Health Reform,”  February 2010.

Where Do the New Medicaid Eligibles Reside?  21  Molina is strategically positioned to serve the newly eligible, as a majority of them reside in states in which Molina currently operates.  Source:  Kaiser Family Foundation, “Expanding Medicaid: Coverage for Low-Income Adults under Health Reform,”  February 2010.  Parents  Childless Adults  Data may not add to 100% due to rounding.  Regions are defined as follows: East:  CT, DE, ME, MD, MA, NH, NJ, NY, NC, PA, RI, VT, VA, WV;  Midwest:  IL, IN, IA, KS, KY, MI, MO, NE, ND, OH, SD, WI;  Mountain/Pacific:  AK, AZ, CA, CO, HI, ID, MT, NV, NM, OR, UT, WA, WY;  South:  AL, AR, FL, GA, LA, MS, OK, SC, TN, TX

Managed Care Opportunity in 2014 22 Health care reform will add an additional 16M lives to Medicaid program. Assuming Molina maintains its market share in existing markets, this represents a potential revenue expansion of approximately $1.4 billion. Please refer to the Company’s cautionary statement on page 2. Current Molina Managed Care Market Share Number of Non-Elderly Uninsured under 133% FPL Estimated post reform State Medicaid Enrollment Estimated post reform State Medicaid Managed Care Enrollment Post reform Molina Managed Care Enrollment Current Revenue PMPMs (1H2010) Dollars Annualized Revenue Opportunity w healthcare reform ($M) California 10.2% 2,671,100 9,277,993 4,787,096 488,693 $118 $199 Florida 3.7% 1,190,800 3,466,814 2,195,875 82,253 $257 $87 Michigan 16.6% 471,300 2,018,546 1,778,806 294,841 $230 $190 Missouri 9.6% 285,000 1,118,112 1,088,205 104,683 $222 $71 New Mexico 31.7% 161,100 633,729 392,960 124,700 $335 $127 Ohio 18.3% 545,000 2,328,993 1,665,114 305,486 $315 $270 Texas 2.0% 2,097,800 5,139,001 3,576,436 70,971 $336 $117 Utah 43.2% 92,300 300,309 257,482 111,167 $274 $112 Washington 40.3% 265,500 1,226,381 1,095,496 441,603 $181 $208 Total 12.8% 7,779,900 25,509,878 16,837,470 2,024,397 $218 $1,382

  Alignment of Reform Requirements  30 year focus on government-sponsored healthcare programs for low income families and individuals Experience in highly regulated local environments  History of transparency Direct Delivery capability Located in key expansion states (CA, FL, TX) Long history of arranging for quality healthcare  23  Molina is strategically positioned for reform through its core competencies and its 30 year history of serving Medicaid members and participants in other government programs.

Areas of Uncertainty

24

- Exchanges
- Redetermination of eligibility
- Provider payments (Medicaid @ Medicare Rates)
- Federalization of Medicaid
- Uniformity/Regionalization of MMS
- Patient ratios
- Coordination with other government programs

© 2010 Molina Healthcare, Inc.

MOLINA HEALTHCARE

What We Know 25 Areas of focus will include:QualityCustomer serviceInformation technology Compliance

26  Comprehensive Medicaid strategy with flexible service offering Focus on cost-effective quality healthcare Unique growth opportunity fueled by state budgets and health care reform Proven expansion/execution capabilities through acquisitions and start-ups Scalable administrative efficiencies stemming from centralized and standardized functions Geographic diversity, with operations in 16 states 30 year history as a physician-led Medicaid organization  MOH: Investment Highlights

Panel 1 Q&A 27

28 Operations UpdateTerry BayerChief Operating Officer

Operations Update – Ohio 29 Medical Care Ratio Managed Care Membership(in thousands)

Operations Update – California   30  Medical Care Ratio  Managed Care Membership (in thousands)

Operations Update – Washington 31Medical Care RatioManaged Care Membership(in thousands)

Operations Update – Michigan 32 Managed Care Membership(in thousands) Medical Care Ratio

Operations Update – Utah   33  Medical Care Ratio  Managed Care Membership (in thousands)

Operations Update – Florida 34 Medical Care Ratio Managed Care Membership (in thousands)

35 Molina Medicaid Solutions Update

Molina Launches Molina Medicaid Solutions

36

Acquired Unisys Health Information Management (HIM)

- **$131 million purchase price**
- **Transaction closed on May 1, 2010**
- **Molina acquired:**
  - MMIS/Fiscal Agent contracts in ID, LA, ME, NJ, & WV
  - Pharmacy Rebate Management contract in Florida
  - Market leading QNXT-based HealthPas MMIS platform technology
  - ~1,000 HIM employees



© 2010 Molina Healthcare, Inc.

Molina Medicaid Solutions Model  We manage administrative costs; serve beneficiaries and providers; process claims; and provide reporting for planning and control.  Design  Sell  Deliver  Operate   Our service model:  Our opportunity:  37  Legacy systems are becoming obsolete CMS is requiring systems be 5010 & ICD10/MITA compliant Molina already MITA aligned (QNXT) 26 state contracts expiring in the next 6 years

Integration of COTS products Products can be stand alone or used together as needed Products can be bolted on to existing legacy systems to enhance functionality Unified database Immediate access to all data Eliminate non-integrated data storage stovepipes Configurable components Quick adaptability to policy changes with no programming Rules-based engine Written in understandable language User configurable settings MITA-aligned  Definitions: COTS – Commercial-off-the-shelf MITA – Medicaid Information Technology Architecture  Health PAS  Strong systems solution help differentiate Molina Medicaid Solutions  38

Operations Update-Molina Medicaid Solutions (MMS) 39 Go Live 5/31/10 The transaction closed on May 1, 2010 Go Live 9/1/10 Idaho Maine Louisiana West Virginia Secured contract addendum to achieve 5010 compliance Secured 3 year extension through 3/2014 with 2 option years

MMIS Market Opportunity 40 MMIS has been around for more than 30 years and is one of the most expensive and complex system for states to maintain, enhance or replace. Outsourced toMMIS Vendors State Operated Other (i.e. Universities, vendor/state combinations) Source: CMS. MMIS Fiscal Agent Contract Status Report, May 21, 2010. $1.5 – 2 Billion spent annually, with future spending focused on upgrading to 5010 and ICD-10 compliance/MITA compliance

41 The New 16 Million Jean Glossa, MD, MBA, FACPMedical Director

42 Who is the 2014 Medicaid Beneficiary? Industry implications of PPACAWho are the 16M new patients and how do they compare with the current Molina members?Molina’s experience caring for this population Topics for this portion of the presentation

Industry Level Implications

43

Accelerated Enrollment Growth

Medicaid population has **grown by 1.7%** in the last 3 years, but it is expected to grow by 27% between 2014-2019.[1]

volume ↑

Provider Capacity Constraints[2]

Only 30 percent of US doctors practice primary care. Nearly 65 million people live in areas designated as having a shortage of primary care physicians.

access ↓

Rising Medicaid Expenditures

States are attempting to meet Medicaid budget reduction targets while at the same time spending on healthcare reform implementation.

managed care ↑

Eligibility & Exchange Coordination

Eligibility and benefit coordination will require significant investments in IT infrastructure

IT demand ↑

1. CMS, Congressional Budget Office
2. http://www.boston.com/news/health/articles/2010/03/29/health_care_overhaul_could_strain_shortage_of_primary_care_doctors/

MOLINA HEALTHCARE

© 2010 Molina Healthcare, Inc.

Who Are The 16M New Medicaid Enrollees?  44  The new health care reform legislation increased Medicaid eligibility to 133% of the federal poverty level (FPL), or 16 million people.  Source:  “Financing New Medicaid Coverage Under Health Reform, ”  Kaiser Family Foundation, May 2010  PPACA provides access to a brand new segment:  Childless Adults

Medicaid eligibility is changing  45  Source:  Expanding Medicaid: Coverage for Low-Income Adults under Health Reform,”  Kaiser Family Foundation, February 2010.  Number of childless adults under 133% FPL:  11.8M Uninsured  Number of parents under 133% FPL:  5.4M Uninsured  Uninsured Adults at or below 133% Federal Poverty Level by Age and Parent Status, 2008  Childless Adults  Parents  These segments represent approximately 26% of our overall enrollment    Current Molina Membership in Age Categories of the Newly Eligible: 412K  Medicaid eligibility will be income based as opposed to asset-based, and the new population will be slightly older than the historical Medicaid population.

46 Medicaid Eligibility Is Changing to Cover More of the Working Poor 55% 80% While the age profile of the newly eligible is different, their employment profile is more similar to a Medicaid patient than to a commercial patient. The majority of working uninsured adults at or below 133% FPL work for small firms, which are less likely than larger firms to provide health insurance. Source: Expanding Medicaid: Coverage for Low-Income Adults under Health Reform,” Kaiser Family Foundation, February 2010.

Health Status  47  Many uninsured adults at or below 133% FPL face health problems that may worsen due to lack of coverage.  *Among those with a chronic condition Source: Expanding Medicaid: Coverage for Low-Income Adults under Health Reform,”  Kaiser Family Foundation, February 2010.  Health status is likely to influence pent-up demand and these new patients have not been accessing preventive care services  Source:

Where Do the New Medicaid Eligibles Reside?  48  Molina is strategically positioned to serve the newly eligible, as a majority of them reside in states in which Molina currently operates.  Source:  “Expanding Medicaid: Coverage for Low-Income Adults under Health Reform,” Kaiser Family Foundation,  February 2010.  Parents  Childless Adults  Data may not add to 100% due to rounding.  Regions are defined as follows: East:  CT, DE, ME, MD, MA, NH, NJ, NY, NC, PA, RI, VT, VA, WV;  Midwest:  IL, IN, IA, KS, KY, MI, MO, NE, ND, OH, SD, WI;  Mountain/Pacific:  AK, AZ, CA, CO, HI, ID, MT, NV, NM, OR, UT, WA, WY;  South:  AL, AR, FL, GA, LA, MS, OK, SC, TN, TX

49  California: legacy presence 17 company owned and operated primary care offices (est. 1980)  Virginia: initial footprint expansion; 3 company operated County primary care health centers (May 2008)  Washington: mental health and primary care integration (2010)  Populations served: Uninsured Medicaid Medicare Duals CHIP Other govt. programs  Our approach to direct delivery is flexible and can accommodate changes in local market requirements and needs.  MOH: Strategically Positioned to Serve This New Population

Direct Delivery Snapshot:  Virginia 50 Beginning July 1, 2008, Molina began contracted management of operations in the Fairfax County Community Health Care Network (CHCN) in three county-owned health centers.

Direct Delivery Snapshot: Virginia  Fairfax County residents only 200% Federal Poverty level No other insurance – no Medicaid, Medicare, or affordable insurance from work (9%) Many are unemployed, homeless Multicultural, multilingual 52,000 provider visits (2.9 visits per patient per year)  51  CHCN served 18,000 individual patients, all of whom are uninsured but will become eligible for Medicaid under Healthcare Reform.

Primary Care Health Centers – Virginia  County administrators perform on-site enrollment for Medicaid and other government programs Pharmacy with counseling services In-house specialty care Physical therapy on site In-house lab Mental health Diabetes nurse educator Social workers After hours access (Nurse Advice Line, NAL) Community referrals  52  The Primary Care Health Centers offer a multitude of services and specialty programs, including the following:

Top 10 Diagnoses

53

TANF Top 10 Diagnoses	ABD Top 10 Diagnoses	Virginia Health Centers Top 10 Diagnoses
Well Child visits	High blood pressure	Diabetes
Upper respiratory infection	Physical exam	High blood pressure
Immunization	Back problem	High cholesterol
Ear pain	Upper respiratory infection	Cervical cancer screening
Physical exam	Chest pain	Breast cancer screening
Allergy	Diabetes	Immunization
Viral infection	Joint problem	Anxiety/depression
Other upper respiratory	Other connective tissue	Back problem
Asthma	Immunization	Upper respiratory infection
Lower respiratory	Emphysema	Headache

Virginia Health Center diagnoses are more aligned with diagnoses among childless adults

MOLINA HEALTHCARE

© 2010 Molina Healthcare, Inc

Primary Care + Mental Health  54  Individuals who are below 50% of the federal poverty level have a higher incidence of mental illness and substance abuse.  Coordinated care management for people with Serious Mental Illness (SMI) Increased access to primary care through collocation with behavioral health provider Integration of physical health and mental health services Increased patient self-management  Already operational in Washington and Virginia  1  1. Center for Health Care Strategies, Inc.. “Covering Low Income Childless Adults in Medicaid: Experiences from Selected States,” Policy Brief, August 2010

Family Planning  55  Improve pregnancy planning, spacing, safer sexual behavior, and prevent unintended pregnancies.  Family Planning (broad array of birth control options) Cervical cancer screening (pap and HPV) HPV vaccine STD testing and treatment  Domestic violence screening and support group Mammogram referrals/surgical referrals for biopsy On site visiting gynecologist

56 Challenges for the New Population Challenges Solutions Language (Multilingual populations) TeleSalud 24/7 Nurse Advice Line Multilingual & multicultural staff 1:1 meetings with pharmacist Provider Scarcity Molina Direct Delivery (first-hand experience with this population) Fiscal Challenges Care Management

Medicaid Primary Care Payments to Increase Under PPACA 57 Medicaid-to-Medicare Fee Index for selected states*, 2008 Source: Kaiser State Health Facts (http://www.statehealthfacts.org/comparetable.jsp?ind=196&cat=4) *Medicaid as a percent of Medicare by service type With PPACA, Medicaid will reimburse at 100% of the Medicare rate. Expansion in direct delivery provides a vehicle for capturing increases in reimbursement. On average, Medicaid has paid two-thirds the amount of Medicare. All Services Primary Care United States .72 .66 California .56 .47 Florida .63 .55 Michigan .63 .59 Missouri .72 .65 New Mexico 1.07 .98 Ohio .69 .66 Texas .74 .68 Utah .82 .76 Washington .93 .92 Wisconsin .85 .67

Direct Delivery: A Strong Strategic Fit  58  Capturing change in Medicaid payments Direct access to new Medicaid enrollees Relieve access problems for patients Improve access to Medicaid primary care Test new ideas and care management programs Unique among publicly traded companies Leveraging of the Company’s provider roots

Panel 2 Q&A 59

60 Molina Medicaid SolutionsAccounting Update Joseph White Chief Accounting Officer

Molina Medicaid Solutions  61  Certain key accounting practices have a significant impact on revenue, cost and profitability trends  Key Accounting Practices: Purchase Accounting Revenue Recognition Cost Recognition

Key Accounting Practices: Purchase Accounting 62 Purchase Price $131M Contract Backlog18% Customer Relationships19% REDUCTION TO REVENUEFaster amortization: Spread only over base life of contract AMORTIZATION EXPENSESlower amortization: Spread over base life of contract & option years An unusual feature of MMS purchase accounting is the amortization of a portion of the purchase price against revenue $M $M * *With the exception of Q210 amortization amounts, all amounts are estimates and subject to change. Actual results may differ materially. See cautionary statement. * * * * Please refer to the Company’s cautionary statement on page 2.

Key Accounting Practices: Revenue Recognition  63  State has the right to reject deliverables Revenue recognition occurs with state’s acceptance of a functioning MIS Guidance assumes acceptance (and revenue recognition) effective November 1, 2010. The point at which revenue recognition begins is unique to each contract  Idaho  Maine  State has the right to partial repayment if system is not certified by CMS Guidance assumes portion of revenue recognized effective September 1, 2010 75% of the operating revenue and 60% of DDI revenue We are deferring the remainder of Maine’s revenue until system certification   Once revenue recognition begins, revenue is recognized evenly over the life of a contract Once ME certification date is reached (anticipated October 1, 2011), revenue is recognized for all MMS contracts and revenue run rate is established.  *Note: This slide includes forward-looking statements that are subject to risks.  Actual results may differ materially. See cautionary statement.  Please refer to the Company’s cautionary statement on page 2.

Key Accounting Practices: Revenue Recognition  64  Net Revenue Estimate (Revenue including amortization of Customer Backlog)  Q4- 11 QTRLY RUN RATE $45M-$50M  Note: Amounts are estimates and subject to change. Actual results may differ materially. See cautionary statement.  Please refer to the Company’s cautionary statement on page 2.

Key Accounting Practices: Cost Recognition

65

Many costs are **deferred** until revenue recognition begins

Costs Deferred

DDI Costs	Transition Costs	Direct Operation Costs

- Once cost recognition begins deferred costs are recognized evenly over the initial contract term
- Recognition of deferred costs makes new contracts less profitable than older contracts
- Deferred costs are expensed over the initial contract term. Only operation costs are expensed in subsequent contract terms
- Revenue recognition for ME & ID contracts means that deferred costs will also be recognized
- Recognition of deferred cost will not have an impact on cash
- But profit margins will decline as new contracts (ME, ID) begin cost recognition
- Also, profit margins will decline if staff rolling off from ID & ME are retained for future business opportunities.

© 2010 Molina Healthcare, Inc.

Key Accounting Practices: Cost Recognition  66  Estimated deferred costs for ME and ID that will be recognized through Dec. 31, 2011 ME and ID margins will be lower than margins of mature contracts  Note: Amounts are estimates and subject to change. Actual results may differ materially. See cautionary statement.  Please refer to the Company’s cautionary statement on page 2.

Profitability Trends: Estimated Margins

67

Profitability declines in Q3-10, falls further in Q4-10, stabilizes in Q1-11 and climbs thereafter.

ME and ID margins will be lower than margins of mature contracts

Please refer to the Company's cautionary statement on page 2.

	2Q-2010	2H-2010	FY 2010	FY 2011	Long Term**
Operating Profit Margin(1)	32%	16% - 20%	18% - 22%	18% - 22%	20% - 25%
Pretax Margin(2)	24%	9% - 11%	10% - 14%	10% - 14%	13%-16%
Observations	▪ Higher as only contracts for which deferred cost had been fully amortized (LA, NJ, WV) were generating revenue	▪ Amortization of deferred cost as ME (Sept 1) and ID (Nov 1) begin recognizing revenue will lower margins throughout 2H-10 ▪ Margin 4Q-10 will be approx **one half** of 3Q-10 ▪ Costs of pursuing new business ▪ Excludes corporate charges		▪ Amortization of deferred cost in ID & ME cont. ▪ Costs of pursuing new business ▪ Excludes corporate charges ▪ System certification **expected** in ME in 2H-11 contributes to higher margins ▪ **H2 margin twice** H1	▪ **Estimate for current business only ▪ Cost of pursuing new business ▪ Excludes corporate charges

Note: Percentages are estimates and subject to change. Actual results may differ materially. See cautionary statement.
(1) Operating Profit Margin – Operating profit (net revenue less cost of service revenue) as a percentage of net revenue.
(2) Pretax Margin – Pretax profit as a percentage of net revenue.
Net revenue denotes service revenue including amortization of Customer Backlog.

MOLINA HEALTHCARE

© 2010 Molina Healthcare, Inc.

68 2010 Financial UpdateJohn MolinaChief Financial Officer

Cautionary Statement  69  Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This slide presentation, as well as our accompanying oral remarks, contain numerous “forward-looking statements” regarding our operations for 2010 and subsequent fiscal years, the expected impact on our business of healthcare reform, future opportunities for growth and expansion, accounting estimates related to our MMIS business, financial guidance for fiscal year 2010, and various other matters.  All of our forward-looking statements are subject to numerous risks, uncertainties, and other factors that could cause our actual results to differ materially. Anyone viewing or listening to this presentation is urged to read the risk factors and cautionary statements found under Item 1A in our 2009 Annual Report on Form 10-K filed on March 16, 2010, our first quarter 2010 Quarterly Report filed on May 10, 2010, our second quarter 2010 Quarterly Report filed on August 4th, 2010 and the risk factors and cautionary statements found in our other reports and filings with the Securities and Exchange Commission and available for viewing on its website at www.sec.gov.  Except to the extent otherwise required by federal securities laws, we do not undertake to address or update forward-looking statements in future filings or communications regarding our business or operating results.

Drivers of Revised Guidance

70

- Equity Issuance
- Wisconsin Acquisition
- TX CHIP RSA Award
- MI Premium Reductions
- Other Premium Rates Changes
- Improved MMS Visibility

© 2010 Molina Healthcare, Inc.

MOLINA HEALTHCARE

2010 Guidance Issued:  5/5/10 vs 9/14/10  71  5/5/10  9/14/10  Difference  Premium Revenue  Service Revenue Investment Income Medical Care Costs Medical Care Ratio Service Costs Service Revenue Ratio  G&A Expense G&A Ratio Premium Tax Expense Depreciation & AmortizationInterest Expense Income Tax Net Income  Diluted EPS  Weighted Average Diluted   Shares Outstanding   $3.9B $103.2M $6.0M $3.3B 85.3% $85.5M 82.8% $331.0M 8.0% $138.6M $48.8M $18.2M $24.4M $39.7M $1.51 26.3M   $0.1B ($10.7M) $0.3M $0.1B 0.1% ($13.1M) (4.5%) ($5.7M) 0.0% $3.1M ($0.8M) ($2.2M) $4.5M $7.4M $0.19  $4.0B $92.5M $6.3M $3.4B 85.4% $72.4M 78.3% $325.3M 8.0% $141.7M $48.0M $16.0M $28.9M $47.1M $1.70 27.7M  Note: Amounts are estimates and subject to change. Actual results may differ materially. See cautionary statement.  Please refer to the Company’s cautionary statement.

Revised 2010 Guidance

72

Please refer to the Company's cautionary statement.

	6/30/10 YTD	Est. Q3-Q4 2010[1]	2010 G[1]
Premium Revenue	$1.9B	$2.1B	$4.0B
Service Revenue	$21.0M	$71.5M	$92.5M
Investment Income	$3.1M	$3.2M	$6.3M
Medical Care Costs	$1.7B	$1.7B	$3.4B
Medical Care Ratio	85.6%	85.2%	85.4%
Service Costs	$14.3M	$58.1M	$72.4M
Service Revenue Ratio	67.7%	81.4%	78.3%
G&A Expense	$157.0M	$168.3M	$325.3M
G&A Ratio	8.0%	8.0%	8.0%
Premium Tax Expense	$69.5M	$72.2M	$141.7M
Depreciation	$13.1M	$16.8M	$29.9M
Amortization	$8.2M	$9.9M	$18.1M
Interest Expense	$7.5M	$8.5M	$16.0M
Income Tax	$13.0M	$15.9M	$28.9M
Net Income	$21.2M	$25.9M	$47.1M
Diluted EPS	$0.82	$0.88	$1.70
Weighted Average Diluted Shares Outstanding	25.9M	29.4M[2]	27.7M

Note:
(1) Amounts are estimates and subject to change. Actual results may differ materially. See cautionary statement.
(2) Denotes average of weighted average diluted shares outstanding for Q3-10 and Q4-10. Estimated weighted average diluted shares outstanding are 28.3M in Q3-10 and 30.5M in Q4-10.

MOLINA HEALTHCARE

© 2010 Molina Healthcare, Inc.

Key Assumptions for 2010 Guidance*  73  MOH will keep current benefit of approximately $0.8M per month from Medicaid Rx rebates through December 31, 2010 No change to MI premium rates effective October 1, 2010 2% premium rate increase in California effective October 1, 2010 Normal flu patterns through December 31, 2010  Note: In the event any of these listed assumptions regarding future events prove to be inaccurate, actual results could differ materially.  Please refer to the Company’s cautionary statement.

Premium Rates 2010 Guidance (Issued 9/14/10)  74 Health Plan 2010 Effective Date Rate Change  California 10/1 2.0% (1) Florida 9/1 1.4% (1)  Michigan 10/1 0.0% (1) Missouri 7/1 (1.0%) New Mexico 7/1 (1.0%) Ohio 1/1 6.0%(2)  Texas 9/1 (1.0%)  Utah (Medicaid only) 7/1 8.0%  Washington 7/1 2.5%   (1) Estimated. We can give no assurances that these rate adjustments will be obtained and we caution investors not to place undue reliance on these estimates. (2) Indicated rate change percentage does not include the impact of the pharmacy carve-out.  That carve-out, however, is reflected in our reported financial results through June 30, 2010, and has been taken into account in the formulation of our full-year 2010 guidance.   Please refer to the Company’s cautionary statement.

Panel 3 Q&A 75

76 Appendix

Managed Care Contracts  77  One year extension in process.Two year extension in process. Renewal Date Contract Description Upcoming RFP California 3/31/12 12/31/12 3/31/11 9/30/10 LA County Two-Plan Model Medi-Cal Sacramento GMC Program Inland Empire Two-Plan Model Medi-Cal San Diego GMC Program1; Healthy Families2   Florida 8/31/12 Florida Medicaid contract  Michigan 9/30/12 Michigan Medicaid contract 2015 Missouri 6/30/11 Missouri Medicaid contract 2012 New Mexico 6/30/12 Salud! Medicaid contract (including CHIP) 2012 Ohio 6/30/11 Ohio Medicaid contract 2011 Texas 8/31/13 8/31/13  Texas Medicaid contract  CHIP RSA contract 2012 Utah 6/30/14 12/31/11  Utah Medicaid  CHIP contracts  Washington 12/31/10 6/30/11 Basic Health Plan and Basic Health Plus Programs Healthy Options Program 2011 2011

Membership 2010 78 Note: *Amounts are estimates and subject to change. Actual results may differ materially. See cautionary statement. Membership as of 12/31/09 Membership as of 6/30/10 Estimated Membership 12/31/10* California 349,000 345,000 342,000 Florida 50,000 54,000 59,000 Michigan 220,000 221,000 220,000 Missouri 78,000 78,000 78,000 New Mexico 94,000 92,000 90,000 Ohio 216,000 234,000 248,000 Utah 65,000 69,000 68,000 Washington 333,000 344,000 356,000 Texas – net RSA 39,000 41,000 35,000 Texas – RSA 0 0 64,000 Wisconsin 0 0 46,000 Medicare 11,000 20,000 25,000 Total 1,455,000 1,498,000 1,631,000